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                                                     FORM T-1

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                             STATEMENT OF ELIGIBILITY
                                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                       CHECK IF AN APPLICATION TO DETERMINE
                                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                         SECTION 305(b)(2)           |__|

                                               THE BANK OF NEW YORK
                                (Exact name of trustee as specified in its charter)

New York                                                                         13-5160382
(State of incorporation                                                          (I.R.S. employer
if not a U.S. national bank)                                                     identification no.)

One Wall Street, New York, N.Y.                                                  10286
(Address of principal executive offices)                                         (Zip code)

                                        Southern California Edison Company
                                (Exact name of obligor as specified in its charter)

California                                                                      95-1240335
(State or other jurisdiction of                                                 (I.R.S. employer
incorporation or organization)                                                  identification no.)

2244 Walnut Grove Avenue
Rosemead, California                                                             91770
(Address of principal executive offices)                                         (Zip code)
                                                   -------------

                                        First and Refunding Mortgage Bonds
                                        (Title of the indenture securities)

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1.                          General information.  Furnish the following information as to the Trustee:

        (a)    Name and address of each examining or supervising authority to which it is subject.

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                  Name                                                    Address
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        Superintendent of Banks of the State of                           2 Rector Street, New York,
        New York                                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                          N.Y.  10045

        Federal Deposit Insurance Corporation                             Washington, D.C.  20429

        New York Clearing House Association                               New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act")
        and 17 C.F.R. 229.10(d).

        1.     A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration
               Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No.
               33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4.     A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with Registration
               Statement No. 33-31019.)

        6.     The consent of the Trustee required by Section 321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7.     A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                                     SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on
the 3rd day of December, 2004.

                                                           THE BANK OF NEW YORK

                                                           By:       /s/ ROBERT A. MASSIMILLO
                                                               --------------------------------------------
                                                               Name:   ROBERT A. MASSIMILLO
                                                               Title:     VICE PRESIDENT

                                                                                                EXHIBIT 7

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                                        Consolidated Report of Condition of

                                               THE BANK OF NEW YORK

                                     of One Wall Street, New York, N.Y. 10286
                                      And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,036,306
   Interest-bearing balances...........................                                            9,034,655
Securities:
   Held-to-maturity securities.........................                                            1,693,598
   Available-for-sale securities.......................                                           20,325,634
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                                               19,100
   Securities purchased under agreements to
   resell.............................................                                             4,324,992
Loans and lease financing receivables:
   Loans and leases held for sale................                                                      6,685
   Loans and leases, net of unearned
     income......................................................                                 37,402,355
   LESS: Allowance for loan and
     lease losses............................................                                        594,211
   Loans and leases, net of unearned
     income and allowance..............................                                           36,808,144
Trading Assets.........................................                                            3,420,107
Premises and fixed assets (including capitalized
   leases).............................................                                              969,419
Other real estate owned................................                                                1,253
Investments in unconsolidated subsidiaries and
   associated companies................................                                              253,729
Customers' liability to this bank on acceptances
   outstanding.........................................                                              166,157
Intangible assets......................................
   Goodwill............................................                                            2,708,882
   Other intangible assets.............................                                              748,171
Other assets...........................................                                            6,998,625
                                                                                                 -----------
Total assets...........................................                                          $90,515,457
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LIABILITIES
Deposits:
   In domestic offices.................................                                          $40,236,165
   Noninterest-bearing.................................                                           15,201,748
   Interest-bearing....................................                                           25,034,417
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           24,110,224
   Noninterest-bearing.................................                                              300,559
   Interest-bearing....................................                                           23,809,665
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................                                              717,565
   Securities sold under agreements to
     repurchase........................................                                              812,853
Trading liabilities....................................                                            2,598,442
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................                                            4,158,526
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................                                              167,267
Subordinated notes and debentures......................                                            2,389,088
Other liabilities......................................                                            6,730,454
                                                                                                 -----------
Total liabilities......................................                                          $81,920,584
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Minority interest in consolidated
   subsidiaries........................................                                              142,058

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                                    0
Common stock...........................................                                            1,135,284
Surplus................................................                                            2,087,205
Retained earnings......................................                                            5,213,125
Accumulated other comprehensive income.................                                               17,201
Other equity capital components........................                                                    0
                                                                                                 -----------
Total equity capital...................................                                            8,452,815
                                                                                                 -----------
Total liabilities, minority interest, and equity
   capital.............................................                                          $90,515,457
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         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller  of the  above-named  bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                                         Thomas J. Mastro,
                                                                     Senior Vice President and Comptroller

         We, the undersigned  directors,  attest to the correctness of this statement of resources and liabilities.
We declare  that it has been  examined  by us, and to the best of our  knowledge  and belief has been  prepared  in conformance with the instructions and is true and correct.

Thomas A. Renyi]
Gerald L. Hassell]
Alan R. Griffith]                                                 Directors